UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2022

Kalera Public Limited Company

(Exact name of registrant as specified in its charter)

Republic of Ireland	001-41439	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Kalera Public Limited Company

7455 Emerald Dunes Dr., Suite 2100

Orlando, FL, 32822

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +1 407 559 5536

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.0001 par value	KAL	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one Ordinary Share for $11.50 per share	KALWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Kalera Announces Intention to Amend Class A Warrant Provision

Kalera Public Limited Company (“Kalera” or the “Company”) (Nasdaq: KAL, KALWW) today announced its intention to amend Section 2(c) of its outstanding class A warrants (each a “Class A Warrant”), subject to the consent of each holder thereof (each a “Holder”).

Section 2(c) of the Class A Warrants provides, among others, that a Holder may effect an “alternative cashless exercise” on or after the one hundred (100) day anniversary of the Initial Exercise Date (being October 31, 2022), i.e., as of February 8, 2023, pursuant to which the aggregate number of the Company’s ordinary shares (the “Ordinary Shares”) issuable to such Holder shall equal half of the aggregate number of Ordinary Shares that would be issuable upon exercise of such Class A Warrant by means of a cash exercise in accordance with its terms. The Company intends to amend such provision to permit consenting Holders to exercise their Class A Warrants by means of an alternative cashless exercise from the date that the Class A Warrants are so amended through to the forty-fourth (44) day anniversary of the Initial Exercise Date, which is December 14, 2022.

Any Holder that amends their Class A Warrants as described above but that does not effect an alternative cashless exercise by December 14, 2022, will maintain their rights to effect an alternative cashless exercise on or after the one hundred (100) day anniversary of the Initial Exercise Date, i.e., as of February 8, 2023.

Consent of each Holder of the Class A Warrants is required for the amendment of such Holder’s warrants. Accordingly, any Holder that wishes to amend their Class A Warrants in the manner described above should contact Orlando Gutierrez by way of an email sent to orlando.gutierrez@kalera.com, so that such amendment can be prepared by the Company, and the relevant updated Class A Warrant can be executed to give effect to the change described above.

Contact

Financial Profiles, Inc.

Julie Kegley

jkegley@finprofiles.com

310.622.8246

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated December 7, 2022	KALERA PUBLIC LIMITED COMPANY

	By:	/s/ Fernando Cornejo
	Name:	Fernando Cornejo
	Title:	Chief Financial Officer